UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2026

UNITIL CORPORATION

(Exact name of registrant as specified in its charter)

New Hampshire	1-8858	02-0381573
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 Liberty Lane West, Hampton, New Hampshire	03842-1720
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (603) 772-0775

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	UTL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Distribution Agreement

As previously reported, on June 3, 2025, Unitil Corporation, a New Hampshire corporation (the “Company”), entered into a Distribution Agreement (the “Distribution Agreement”) with Janney Montgomery Scott LLC and Scotia Capital (USA) Inc., as agents and/or forward sellers, and Janney Montgomery Scott LLC and The Bank of Nova Scotia, as forward purchasers, pursuant to which the Company may sell, from time to time, up to an aggregate sales price of $50 million of its common stock, no par value (the “Shares”). The Company summarized the material terms and conditions of the Distribution Agreement in a Current Report on Form 8-K dated June 3, 2025.

On February 19, 2026, (i) the Company and Janney Montgomery Scott LLC mutually terminated the Distribution Agreement with respect to Janney Montgomery Scott LLC, in its capacity as an agent and/or forward seller and as a forward purchaser thereunder and (ii) the Company entered into Amendment No. 1 to Distribution Agreement (the “Amendment to Distribution Agreement”) with Huntington Securities, Inc. and Scotia Capital (USA) Inc., as agents and/or forward sellers, and Huntington Securities, Inc. and The Bank of Nova Scotia, as forward purchasers. The Amendment to Distribution Agreement amended the Distribution Agreement to replace Janney Montgomery Scott LLC, in its capacities as an agent and/or forward seller and as a forward purchaser, with Huntington Securities, Inc.

The offer and sales of the Shares, if any, made pursuant to the Distribution Agreement (as amended), will be made under the Company’s Registration Statement on Form S-3ASR, which was previously filed with the Securities and Exchange Commission and became automatically effective on June 3, 2025, as supplemented by a prospectus supplement, dated June 3, 2025 and a prospectus supplement no. 1, dated February 19, 2026.

Neither the Company nor any of its controlled affiliates has any material relationship with Huntington Securities, Inc., Scotia Capital (USA) Inc., or The Bank of Nova Scotia, other than with respect to (i) the Distribution Agreement, as amended, (ii) the debt commitment letter dated May 6, 2025 between the Company and The Bank of Nova Scotia relating to the acquisition of Aquarion Water Company of Massachusetts, Inc., Aquarion Water Company of New Hampshire, Inc., and Abenaki Water Co., Inc., (iii) advice provided by The Bank of Nova Scotia or its affiliates in connection with the acquisition of Aquarion Water Company of Massachusetts, Inc., Aquarion Water Company of New Hampshire, Inc., and Abenaki Water Co., Inc., (iv) the Credit Agreement dated as of October 31, 2025 among the Company, The Bank of Nova Scotia, as a lender, and The Bank of Nova Scotia, as administrative agent, relating to the acquisition of Maine Natural Gas Corporation, (v) advice provided by The Bank of Nova Scotia or its affiliates in connection with the acquisition of Maine Natural Gas Corporation, (vi) the debt commitment letter dated July 8, 2024 between the Company and The Bank of Nova Scotia relating to the acquisition of Bangor Natural Gas Company, (vii) advice provided by The Bank of Nova Scotia or its affiliates in connection with the acquisition of Bangor Natural Gas Company, and (viii) other customary banking and investment banking relationships.

The foregoing description of the material terms of the Amendment to Distribution Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment to Distribution Agreement. A copy of the Amendment to Distribution Agreement is filed as Exhibit 10.1 hereto.

The Amendment to Distribution Agreement has been included to provide investors with information regarding its terms. The Amendment to Distribution Agreement is not intended to provide any factual information about the Company or any of its subsidiaries. The representations, warranties and covenants contained in the Amendment to Distribution Agreement were, are or will be made only for purposes of the Amendment to Distribution Agreement and as of specific dates, are solely for the benefit of the parties to the Amendment to Distribution Agreement, and are subject to limitations, modifications, qualifications, or exceptions agreed upon by the parties to the Amendment to Distribution Agreement. Moreover, the representations and warranties contained in the Amendment to Distribution Agreement generally were, are or will be made for the purpose of allocating contractual risk among the parties to the Amendment to Distribution Agreement instead of establishing matters as facts, and may be subject to standards of materiality applicable to the parties to the Amendment to Distribution Agreement that differ from those applicable to investors. Investors are not third-party beneficiaries under the Amendment to Distribution Agreement and should not rely on the representations, warranties and covenants contained therein or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or its subsidiaries or any of their respective subsidiaries or affiliates. Additionally, information concerning the subject matter of the representations and warranties contained in the Amendment to Distribution Agreement may change after the date of the Amendment to Distribution Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of any offer to buy the Shares, nor shall there be an offer, solicitation or sale of the Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state.

Amendment to Purchase Agreement

As previously reported, on May 6, 2025, the Company entered into a Purchase and Sale Agreement (the “Purchase Agreement”) by and between the Company and Aquarion Water Authority, a public corporation and political subdivision of the state of Connecticut (“Seller”), and, solely with respect to Section 9.25 and Section 9.26 thereof, South Central Connecticut Regional Water Authority (“RWA”). Pursuant to the Purchase Agreement, the Company agreed to acquire all of the issued and outstanding shares of common stock of Aquarion Water Company of Massachusetts, Inc., Aquarion Water Company of New Hampshire, Inc., and Abenaki Water Co., Inc. from Seller. The Company summarized the material terms and conditions of the Purchase Agreement in a Current Report on Form 8-K dated May 6, 2025.

As previously disclosed, on January 23, 2026, the Company entered into an Amendment No. 1 to Purchase and Sale Agreement (“Amendment No. 1”) by and between the Company, Seller and RWA. Amendment No. 1, among other things, amended the definition of “Termination Date” in Section 8.1(d) of the Purchase Agreement by replacing the reference to “January 23, 2026” with “February 23, 2026”. Except as specifically modified and amended by Amendment No. 1, the Purchase Agreement remained unchanged. The Company summarized the material terms and conditions of Amendment No. 1 in a Current Report on Form 8-K dated January 23, 2026.

On February 23, 2026, the Company entered into an Amendment No. 2 to Purchase and Sale Agreement (“Amendment No. 2”) by and between the Company, Seller and RWA. Amendment No. 2, among other things, further amended the definition of “Termination Date” in Section 8.1(d) of the Purchase Agreement by replacing the reference to “February 23, 2026” with “May 25, 2026”. Except as specifically modified and amended by Amendment No. 2, the Purchase Agreement remains unchanged.

Neither the Company nor any of its controlled affiliates has any material relationship with Seller or RWA, other than with respect to the Purchase Agreement, Amendment No. 1 and Amendment No. 2.

The foregoing summary of Amendment No. 2 does not purport to be complete and is subject to, and qualified in its entirety by, the full text of Amendment No. 2 attached hereto as Exhibit 2.1.

Amendment No. 2 has been included to provide investors with information regarding its terms. Amendment No. 2 is not intended to provide any factual information about the Company. The representations, warranties and covenants contained in Amendment No. 2 were made only for purposes of Amendment No. 2 and as of specific dates and were solely for the benefit of the parties to Amendment No. 2. Moreover, the representations and warranties contained in Amendment No. 2 generally were made for the purpose of allocating contractual risk among the parties to Amendment No. 2 instead of establishing matters as facts, and may be subject to standards of materiality applicable to the parties to Amendment No. 2 that differ from those applicable to investors. Investors are not third-party beneficiaries under Amendment No. 2 and should not rely on the representations, warranties and covenants contained therein or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Additionally, information concerning the subject matter of the representations and warranties contained in Amendment No. 2 may change after the date of Amendment No. 2, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Forward-Looking Statements

This Form 8-K contains forward-looking statements. All statements, other than statements of historical fact, included in this Form 8-K are forward-looking statements. Forward-looking statements include declarations regarding the Company’s beliefs and current expectations. These forward-looking statements are subject to the inherent risks and uncertainties in predicting future results and conditions that could cause the actual results to differ materially from those projected in these forward-looking statements. Some, but not all, of the risks and uncertainties include the following: general economic conditions; market conditions; the trading price of the Company’s common stock; the Company’s capital needs; the Company’s determination of appropriate sources of funding; risks described elsewhere in this Current Report on Form 8-K; and other risks detailed in the Company’s filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date they are made. The Company undertakes no obligation, and does not intend, to update these forward-looking statements except as required by law.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Number	Exhibit	Reference (1)

2.1	Amendment No. 2 to Purchase and Sale Agreement, dated as of February 23, 2026, by and among Unitil Corporation, Aquarion Water Authority and South Central Connecticut Regional Water Authority.	Filed herewith

10.1	Amendment No. 1 to Distribution Agreement, dated February 19, 2026, with Huntington Securities, Inc. and Scotia Capital (USA) Inc. (as agents and/or forward sellers) and Huntington Securities, Inc. and The Bank of Nova Scotia (as forward purchasers)	Filed herewith

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)	Filed herewith

(1)

The exhibits referred to in this column by specific designations and dates have heretofore been filed with or furnished to the Securities and Exchange Commission under such designations and are hereby incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITIL CORPORATION

By:	/s/ Daniel J. Hurstak
Daniel J. Hurstak
Senior Vice President, Chief Financial Officer and Treasurer

Date:	February 24, 2026